UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2008

ABX HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

DE	0-50368	26-1631624
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

145 Hunter Drive, Wilmington, OH 45177

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (937) 382-5591

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

On March 17, 2008, ABX Holdings, Inc. issued a press release relating to its results for the fourth quarter and year ended December 31, 2007. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

On March 18, 2008, ABX Holdings, Inc. held a conference call to discuss its results for the fourth quarter and year ended December 31, 2007. A transcript of the conference call is furnished herewith as Exhibit 99.2 and incorporated herein by reference.

The information in this Item 2.02 is “furnished” and not “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that section.

Item 7.01	Regulation FD Disclosure

On March 14, 2008, ABX Holdings, Inc. issued a press release announcing several executive appointments. A copy of the press release is attached hereto as Exhibit 99.3.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

99.1	Press release issued by ABX Holdings, Inc. on March 17, 2008, relating to its results for the fourth quarter and year ended December 31, 2007.

99.2	Transcript of conference call held by ABX Holdings, Inc. on March 18, 2008.

99.3	Press release issued by ABX Holdings, Inc. on March 14, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ABX HOLDINGS, INC.

By:	/s/ W. Joseph Payne
W. Joseph Payne
Sr. Vice President Corporate General Counsel & Secretary

Date: March 20, 2008